Exhibit 10.1

JOINDER TO SHARE EXCHANGE AGREEMENT

THIS JOINDER TO SHARE EXCHANGE AGREEMENT (this “Joinder”) is made and entered into as of November 1, 2019 by the undersigned parties hereto. Reference is hereby made to that certain Share Exchange Agreement, dated as of September 6, 2019 (as it may be amended from time to time, including by this Joinder, the “Agreement”), by and among: (i) TKK Symphony Acquisition Corporation, a Cayman Islands exempted company (the “Purchaser”); (ii) TKK Symphony Sponsor 1, a Cayman Islands exempted company, in the capacity as the representative from and after the Closing (as defined below) for the shareholders of the Purchaser other than the Sellers and their successors and assigns in accordance with the terms and conditions of this Agreement (the “Purchaser Representative”); (iii) Glory Star New Media Group Limited, a Cayman Islands exempted company (the “Company”); (iv) Glory Star New Media (Beijing) Technology Co., Ltd. (耀世星辉新文娱(北京)科技有限公司), a Wholly Foreign-Owned Enterprise limited liability company incorporated in the People’s Republic of China (“PRC”) and indirectly wholly-owned by the Company (the “WFOE”); (v) Xing Cui Can International Media (Beijing) Co., Ltd. (星璀璨国际传媒(北京) 有限公司), a limited liability company incorporated in the PRC (“Xing Cui Can”); (vi) Horgos Glory Star Media Co., Ltd. (霍尔果斯耀世星辉文化传媒有限公司), a limited liability company incorporated in the PRC (“Horgos”, and together with Xing Cui Can, the “VIEs” and, collectively with the Company and the WFOE, the “Company Parties”); (vii) each of the shareholders of the Company named on Annex I thereto (collectively, the “Sellers”); and (viii) Zhang Bing, in the capacity as the representative for the Sellers in accordance with the terms and conditions of this Agreement (the “Seller Representative”). Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Agreement.

WITNESSETH THAT:

WHEREAS, certain Sellers have assigned some of their Purchased Shares (the “Assignment”) to other Sellers and/or to other persons identified as New Sellers in Schedule A attached hereto (“New Sellers”);

WHEREAS, the New Sellers wish to become parties to the Agreement and bound by the terms thereof as “Seller” parties thereunder in accordance with the terms of the Agreement and this Joinder, and the other parties to the Agreement desire to have the New Sellers become parties to the Agreement as “Seller” parties thereunder in accordance with the terms of the Agreement and this Joinder; and

WHEREAS, the parties wish to accommodate the Assignment pursuant to the terms and conditions of this Joinder.

NOW, THEREFORE, FOR VALUE RECEIVED, and in consideration of the Exchange Shares to be delivered pursuant to the Agreement, the New Sellers hereby agrees as follows:

1. Each New Seller hereby: (i) represents and warrants that New Seller is a bona fide purchaser of the Purchased Shares for value in an arm’s length transaction, (ii) acknowledges that such New Seller has received and reviewed a complete copy of the Agreement, including the exhibits and schedules thereto; and (iii) acknowledges and agrees that upon execution and delivery of this Joinder to the Purchaser, the Company, the Purchaser Representative and the Seller Representative, and their acceptance hereof, such New Seller shall become a party to the Agreement, and will be fully bound by, and subject to, all of the terms and conditions of the Agreement, as amended or modified by this Joinder, as a “Seller” party thereunder as though an original party thereto for all purposes of the Agreement. All references in the Agreement to the term “Sellers” shall be deemed to include the New Sellers who have executed and delivered this Joinder. Without limiting the generality of the foregoing, each New Seller hereby (a) repeats and reaffirms as of the date hereof all covenants and agreements contained in the Agreement and (b) represents and warrants that the representations and warranties made by it as “Sellers” under the Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof) as of the date hereof, and as of the Closing Date, except to the extent the same expressly relate to an earlier date.

2. Each New Seller hereby acknowledges and agrees that it is jointly and severally liable for all of the obligations of the Sellers under the Agreement to the same extent and with the same force and effect as if the Seller was one of the existing Sellers under the Agreement and had executed the same as an existing Seller. Except as specifically modified by this Joinder, all of the terms and conditions of the Agreement shall remain unchanged and in full force and effect.

3. The parties hereto hereby agree that, effective upon the execution and delivery of this Joinder by the parties hereto, Annex I to the Agreement is hereby amended to read as set forth on Schedule A hereto.

4. Each New Seller agrees to execute and deliver such further instruments and documents and do such further acts as the Purchaser or the Purchaser Representative may deem reasonably necessary or proper to carry out more effectively the purposes of the Agreement or this Joinder.

5. THIS JOINDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. This Joinder, the Agreement and the Ancillary Documents, together with the other documents or instruments attached hereto or thereto or referenced herein or therein, constitutes the entire agreement by the New Sellers with respect to the subject matter of hereof and thereof, and supersedes all prior agreements and understandings, both oral and written, by the New Sellers with respect to its subject matter. The terms of this Joinder shall be governed by, enforced, construed and interpreted in a manner consistent with the provisions of the Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Joinder to be executed and delivered by the undersigned or by its duly authorized officer as of the date first written above.

NEW SELLERS:

AUSTRALIA EASTERN INVESTMENT PTY LTD.

By:	/s/
Name:
Title:

/s/ Chung Tung Lin
Chung Tung Lin

/s/ Yang Haoyi
Yang Haoyi

RING & KING INVESTMENT CO., LIMITED

By:	/s/
Name:
Title:

/s/ Zhuang Jinbu
Zhuang Jinbu

SMART BEST INTERNATIONAL CORPORATION

By:	/s/
Name:
Title:

/s/ Lu Nan
Lu Nan

GRAND TRUTH GROUP LIMITED

By:	/s/
Name:
Title:

CEL Dynamic Growth Fund

By:	/s/
Name:
Title:

{Signature Page to Joinder to Share Exchange Agreement}

Acknowledged and Accepted as of the date first set forth above:

THE PURCHASER:

TKK SYMPHONY ACQUISITION CORPORATION

By:	/s/ Sing Wang
Name:	Sing Wang
Title:	Chairman and CEO

THE PURCHASER REPRESENTATIVE:

TKK SYMPHONY SPONSOR 1, solely in its capacity as the Purchaser Representative under the Agreement

By:	/s/ Sing Wang
Name:	Sing Wang
Title:	Chairman and CEO

THE COMPANY:

GLORY STAR NEW MEDIA GROUP LIMITED

By:	/s/ Zhang Bing
Name:	Zhang Bing
Title:	Director

{Signature Page to Joinder to Share Exchange Agreement}

THE WFOE:

GLORY STAR NEW MEDIA (BEIJING) TECHNOLOGY CO., LTD (耀世星辉新文娱（北京） 科技有限公司)

By:	/s/ Zhang Bing
Name:	Zhang Bing
Title:	Director

THE VIEs:

HORGOS GLORY STAR MEDIA CO., LTD. (霍尔果斯耀世星辉文化传媒有限公司)

By:	/s/ Zhang Bing
Name:	Zhang Bing
Title:	Director

XING CUI CAN INTERNATIONAL MEDIA (BEIJING) CO., LTD. (星璀璨国际传媒(北京)有限公司)

By:	/s/ Zhang Bing
Name:	Zhang Bing
Title:	Director

THE SELLER REPRESENTATIVE:

/s/ Zhang Bing
ZHANG BING, solely in his capacity as the Seller Representative under the Agreement

THE SELLERS:

HAPPY STARLIGHT LIMITED

By:	/s/ Zhang Bing
Name:	Zhang Bing
Title:	Director

{Signature Page to Joinder to Share Exchange Agreement}

ENJOY STARLIGHT LIMITED

By:	/s/ Lu Jia
Name:	Lu Jia
Title:	Director

FASHION STARLIGHT LIMITED

By:	/s/ Zhang Ran
Name:	Zhang Ran
Title:	Director

WEALTH STARLIGHT LIMITED

By:	/s/ Zhang Ronghui
Name:	Zhang Ronghui
Title:	Director

SPARKS STARLIGHT LIMITED

By:	/s/ Zhang Yinghao
Name:	Zhang Yinghao
Title:	Director

EVEREST STARLIGHT LIMITED

By:	/s/ Xiao Jiangcong
Name:	Xiao Jiangcong
Title:	Director

STAR TWINKLE LIMITED

By:	/s/ Jin Hui
Name:	Jin Hui
Title:	Director

RICH STARLIGHT LIMITED

By:	/s/ Lin Hui
Name:	Lin Hui
Title:	Director

{Signature Page to Joinder to Share Exchange Agreement}

LILLY STARLIGHT LIMITED

By:	/s/ Li Hanyang
Name:	Li Hanyang
Title:	Director

ONE STARLIGHT LIMITED

By:	/s/ He Yixing
Name:	He Yixing
Title:	Director

/s/ Xin Ailin
Xin Ailin

CB MANAGEMENT ADVISORY LIMITED

By:	/s/ Chan Yin Tsung
Name:	Chan Yin Tsung
Title:	Director

{Signature Page to Joinder to Share Exchange Agreement}

SCHEDULE A

LIST OF SELLERS

Seller Name	No. of Purchased Shares Held by Seller	Pro Rata Share
Happy Starlight Limited	738,761	36.94%
Enjoy Starlight Limited	256,000	12.80%
Australia Eastern Investment Pty Ltd*	171,600	8.58%
Rich Starlight Limited	145,551	7.28%
Wealth Starlight Limited	142,518	7.13%
Sparks Starlight Limited	102,915	5.15%
Smart Best International Corporation*	84,455	4.22%
Fashion Starlight Limited	80,000	4.00%
Chung Tung Lin*	75,471	3.77%
CEL Dynamic Growth Fund*	58,823	2.94%
Lilly Starlight Limited	38,868	1.94%
Star Twinkle Limited	27,721	1.39%
Zhuang Jinbu*	18,000	0.90%
One Starlight Limited	14,151	0.71%
Grand Truth Group Limited*	13,333	0.67%
Lu Nan*	13,333	0.67%
Ring & King Investment Co., Limited*	12,500	0.63%
CB Management Advisory Limited	4,000	0.20%
Yang Haoyi*	2,000	0.10%
TOTAL	2,000,000	100.00%

*	New Sellers